Exhibit 24(b)(8.140)
FIRST AMENDMENT

TO SERVICES AGREEMENT

            This First Amendment dated as of August 14, 2009 by and between ING Life Insurance and Annuity Company (“ING Life”), ING Institutional Plan Services, LLP (“ING Institutional”), ING Financial Advisers, LLC (“ING Financial”) (collectively, “ING”), and Prudential Investment Management Services LLC (“Distributor”), and Prudential Mutual Fund Services LLC (“PMFS”) (collectively “Prudential”) is made to the Services Agreement dated as of May 1, 2002 (the “Agreement”).  Terms defined in the Agreement are used herein as therein defined.

            WHEREAS, ING Institutional is a limited liability company that provides various recordkeeping and other administrative services to certain Plans; and

            WHEREAS, the parties wish to add ING Institutional to the Agreement; and

            WHEREAS, the parties wish to amend certain other provisions of the Agreement, as provided below.

            NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties agree as follows:

            1.         ING Institutional is hereby added to the Agreement as an additional recordkeeper, and all provisions relating to ING Life in the Agreement are hereby amended to refer to both ING Life and ING Institutional.  The defined term “ING” in the Agreement is hereby amended to include ING Life, ING Institutional, and ING Financial.

            2.         Paragraph 2 of the Agreement is hereby deleted in its entirety and replaced with the following:

                        “2.        Omnibus Account.

The parties agree that up to two omnibus accounts, each held in the name of the Nominee, may be maintained for those Plan assets directed for investment in the Funds (“Account” or “Accounts").  One such omnibus account may be maintained in connection with Plans for which ING Life is providing various recordkeeping and other administrative services, and the other such omnibus account may be maintained in connection with Plans for which ING Institutional is providing various recordkeeping and other administrative services.  Alternatively, one Account may be maintained in connection with Plans for which both ING Life and ING Institutional shall provide such recordkeeping and administrative services.  ING Life or ING Institutional, as service agents for the Plans, shall facilitate purchase and sale transactions with respect to the Account in accordance with the Agreement.”

3.         Paragraphs 4 and 5 of the Agreement are hereby deleted in their entirety and replaced with the following:

“4.        Servicing Fees:  The provision of shareholder and administrative services to the Plans shall be the responsibility of ING Financial, ING Life, ING Institutional, or the Nominee and shall not be the responsibility of Distributor.  The Nominee will be

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recognized as the sole shareholder of Fund shares purchased under this Agreement.  It is further recognized that there will be a substantial savings in administrative expense and recordkeeping expenses by virtue of having one shareholder rather than multiple shareholders.  In consideration of the administrative savings resulting from such arrangement, Distributor agrees to pay or cause to be paid an annual fee as specified in Schedule A and Schedule B (attached), based on the average net assets invested in the Funds through ING Life’s or ING Institutional’s arrangements with Plans in each calendar quarter.  Within thirty (30) days after the end of each calendar quarter Distributor shall provide ING Life or ING Institutional with a statement showing the aggregate value of ING Life’s or ING Institutional’s accounts for the preceding quarter and include therewith a payment to ING Life or ING Institutional for the compensation due ING Life in accordance with this paragraph.

5.         12b-1 Fees.  To compensate ING Financial for its distribution of Fund Shares, Distributor shall make quarterly payments to ING Financial, as specified in Schedule A (attached), based on the average net assets invested in Fund shares through ING Life’s or ING Institutional’s arrangements with Plans in each calendar quarter.  Distributor will make such payments to ING Financial within thirty (30) days after the end of each calendar quarter. Each payment will be accompanied by a statement showing the calculation of the fee payable to ING Financial for the quarter and such other supporting data as may be reasonably requested by ING Financial.”

            4.         The following is added as Section 12(e) to the Agreement:

“(e) Representations of ING Institutional.  ING Institutional represents and warrants:

            (i) that it (1) is a limited liability company organized under the laws of the State of Delaware, (2) is in good standing in that jurisdiction, (3) is in material compliance with all applicable federal and state laws, (4) is duly licensed and authorized to conduct business in every jurisdiction where such license or authorization is required, and will maintain such license or authorization in effect at all times during the term of this Agreement, and (5) has full authority to enter into this Agreement and carry out its obligations pursuant to it terms; and

            (ii) that it is authorized under the Plans to (1) provide administrative services to the Plans and (2) facilitate transactions in the Fund through the Account.”

            5.         The following replaces Section 14(b) of the Agreement:

“(b)  Notices.  All notices and other communications hereunder shall be given or made in writing and shall be delivered personally, or sent by telex, facsimile, express delivery or registered or certified mail, postage prepaid, return receipt requested, to the

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party or parties to whom they are directed at the following address, or at such other addresses as may be designated by notice from such party to all other parties.

                                    To ING Life/ING Financial/ING Institutional:

                                    Michael Pignatella

                                    Counsel

                                    ING Americas Legal Services

                                    One Orange Way, C1S

                                    Windsor, CT  06095

                                    Fax: 860-580-4934

                        To Prudential:

                                    Prudential Investment Management Services LLC

                                    Gateway Center Three, 14th Floor

                                    Newark, NJ 07102

                                    Attention: Peter J. Boland

                                    Prudential Mutual Fund Services LLC

                                    Gateway Center Three, 10th Floor

                                    Newark, NJ 07102

                                    Attention:  Paul Schlenker

Any notice, demand or other communication given in a manner prescribed in this Subsection (b) shall be deemed to have been delivered on receipt.

            6          The following paragraph is added under Section 14 “Miscellaneous” of the Agreement:

                        (g) The parties agree that transactions in the Funds by Plans or Plan
            Participants pursuant to the terms of this Agreement are not subject to any redemption fees that may otherwise be required by the Funds; provided however that upon written request by Prudential, ING Life and ING Institutional will
            implement such redemptions fees in a time frame and manner mutually             acceptable to all parties.

            7.         The current Exhibit A to the Agreement is deleted and replaced in its entirety by new Schedule A and Schedule B, attached hereto, and such schedules are hereby added to the Agreement.

8.         Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect.

            9.         This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Amendment.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

ING LIFE INSURANCE AND ANNUITY COMPANY By: /s/ Lisa S. Gilarde Name: Lisa S. Gilarde Title: Vice President	PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC By: /s/ Peter J. Boland Name: Peter J. Boland Title: Senior Vice President
ING Financial ADvisers, LLC By: /s/ David Kelsey Name: David Kelsey Title: COO/VP	PRUDENTIAL MUTUAL FUND SERVICES LLC By: /s/ Paul Schlenker Name: Paul Schlenker Title: Senior Vice President
ING INSTITUTIONAL PLAN SERVICES, LLC By: /s/ Michelle Sheiowitz Attorney in fact Name: Michelle Sheiowitz Title: VP

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SCHEDULE A

FUNDS AVAILABLE AND APPLICABLE FEE

With respect to Accounts invested in the Funds, ING shall receive the compensation described below.  Such fee shall accrue daily and shall be paid to ING quarterly.

Type of Fee payable for services:

[a]           Fee payable by PIMS as agent for the Funds for shareholder servicing

[b]           Fee payable by PMFS as agent for the Funds for sub-accounting/record keeping services

[c]           Fee payable by PMFS on behalf of itself or an affiliate for general administrative services

JENNISONDRYDEN CLASS A SHARES

Fund Name
	Shareholder Servicing 12b-1 Fee (a)	Sub-Accounting/Record Keeping Fee (b)	General Administration Fee (c)
Large-Cap Stock

Dryden Large-Cap Core Equity Fund	___%	___%	___%
Dryden Stock Index Fund	___%	___%	___%
Dryden Strategic Value Fund	___%	___%	___%
Jennison 20/20 Focus Fund	___%	___%	___%
Jennison Blend Fund, Inc.	___%	___%	___%
Jennison Conservative Growth Fund	___%	___%	___%
Jennison Growth Fund	___%	___%	___%
Jennison Select Growth Fund	___%	___%	___%
Jennison Value Fund	___%	___%	___%
Jennison Equity Income Fund	___%	___%	___%

Small /Mid Cap Stock

Dryden Small-Cap Core Equity Fund, Inc.	___%	___%	___%
Jennison Small Company Fund, Inc.	___%	___%	___%
Jennison Equity Opportunity Fund	___%	___%	___%
Jennison Mid-Cap Growth Fund, Inc.	___%	___%	___%
Dryden Mid-Cap Value Fund	___%	___%	___%
Dryden Small-Cap Value Fund	___%	___%	___%

Sector Stock

Jennison Financial Services Fund	___%	___%	___%
Jennison Health Sciences Fund	___%	___%	___%
Jennison Natural Resources Fund, Inc.	___%	___%	___%
Jennison Utility Fund	___%	___%	___%
Dryden Global Real Estate Fund, Inc.	___%	___%	___%

Global/International Stock
Dryden International Equity Fund	___%	___%	___%
Dryden International Value Fund	___%	___%	___%

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JENNISONDRYDEN CLASS A SHARES (Continued)

Fund Name	Shareholder Servicing 12b-1 Fee (a)	Sub-Accounting/Record Keeping Fee (b)	General Administration Fee (c)

Asset Allocation
Dryden Active Allocation Fund	___%	___%	___%
JennisonDryden Conservative Allocation Fund	___%	___%	___%
JennisonDryden Growth Allocation Fund	___%	___%	___%
JennisonDryden Moderate Allocation Fund	___%	___%	___%
Target Conservative Allocation Fund	___%	___%	___%
Target Moderate Allocation Fund	___%	___%	___%
Target Growth Allocation Fund	___%	___%	___%

Taxable Bond

Dryden Government Income Fund, Inc.	___%	___%	___%
Dryden High Yield Fund, Inc.	___%	___%	___%
Dryden Short-Term Corporate Bond Fund, Inc.	___%	___%	___%
Dryden Total Return Bond Fund, Inc.	___%	___%	___%

Global/International Bond

Dryden Global Total Return Fund, Inc.	___%	___%	___%

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JENNISONDRYDEN CLASS R SHARES

Fund Name	Shareholder Servicing 12b-1 Fee (a)	Sub-Accounting/Record Keeping Fee (b)	General Administration Fee (c)
Large Cap Stock
Jennison 20/20 Focus Fund	___%	___%	___%
Jennison Growth Fund	___%	___%	___%
Jennison Value Fund	___%	___%	___%

Small/Mid Cap Stock
Dryden Small-Cap Core Equity Fund, Inc.	___%	___%	___%
Jennison Small Company Fund, Inc.	___%	___%	___%
Jennison Equity Opportunity Fund	___%	___%	___%
Jennison Mid-Cap Growth Fund, Inc.	___%	___%	___%

Taxable Bond
Dryden Government Income Fund, Inc.	___%	___%	___%
Dryden High Yield Fund, Inc.	___%	___%	___%
Dryden Short-Term Corporate Bond Fund, Inc.	___%	___%	___%
Dryden Total Return Bond Fund, Inc.	___%	___%	___%

Asset Allocation
Dryden Active Allocation Fund	___%	___%	___%
JennisonDryden Conservative Allocation Fund	___%	___%	___%
JennisonDryden Growth Allocation Fund	___%	___%	___%
JennisonDryden Moderate Allocation Fund	___%	___%	___%
Target Conservative Allocation Fund	___%	___%	___%
Target Moderate Allocation Fund	___%	___%	___%
Target Growth Allocation Fund	___%	___%	___%

Sector Stock
Jennison Natural Resources Fund, Inc.	___%	___%	___%
Jennison Utility Fund	___%	___%	___%
Dryden Global Real Estate Fund, Inc.	___%	___%	___%

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JENNISONDRYDEN CLASS Z SHARES

Fund Name	Shareholder Servicing 12b-1 Fee (a)	Sub-Accounting/Record Keeping Fee (b)	General Administration Fee (c)
Large Cap Stock

Dryden Large-Cap Core Equity Fund	___%	___%	___%
Dryden Stock Index Fund	___%	___%	___%
Dryden Strategic Value Fund	___%	___%	___%
Jennison 20/20 Focus Fund	___%	___%	___%
Jennison Blend Fund, Inc.	___%	___%	___%
Jennison Growth Fund	___%	___%	___%
Jennison Select Growth Fund	___%	___%	___%
Jennison Value Fund	___%	___%	___%
Jennison Equity Income Fund	___%	___%	___%

Small/Mid Cap Stock
Dryden Small-Cap Core Equity Fund, Inc.	___%	___%	___%
Jennison Small Company Fund, Inc.	___%	___%	___%
Jennison Equity Opportunity Fund	___%	___%	___%
Jennison Mid-Cap Growth Fund, Inc	___%	___%	___%
Dryden Mid-Cap Value Fund	___%	___%	___%

Sector Stock
Jennison Financial Services Fund	___%	___%	___%
Jennison Health Sciences Fund	___%	___%	___%
Jennison Natural Resources Fund, Inc.	___%	___%	___%
Jennison Utility Fund	___%	___%	___%
Dryden Global Real Estate Fund, Inc.	___%	___%	___%

Global/International Stock

Dryden International Equity Fund	___%	___%	___%
Dryden International Value Fund	___%	___%	___%

Asset Allocation Funds

Dryden Active Allocation Fund	___%	___%	___%
JennisonDryden Conservative Allocation Fund	___%	___%	___%
JennisonDryden Growth Allocation Fund	___%	___%	___%
JennisonDryden Moderate Allocation Fund	___%	___%	___%
Target Conservative Allocation Fund	___%	___%	___%
Target Moderate Allocation Fund	___%	___%	___%
Target Growth Allocation Fund	___%	___%	___%

Taxable Bond

Dryden Government Income Fund, Inc.	___%	___%	___%
Dryden High Yield Fund, Inc.	___%	___%	___%
Dryden Short-Term Corporate Bond Fund, Inc.	___%	___%	___%
Dryden Total Return Bond Fund, Inc.	___%	___%	___%

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JENNISONDRYDEN CLASS Z SHARES (Continued)

Fund Name
	Shareholder Servicing 12b-1 Fee (a)	Sub-Accounting/Record Keeping Fee (b)	General Administration Fee (c)
Global/International Bond

Dryden Global Total Return Fund, Inc.	___%	___%	___%

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SCHEDULE B

FUNDS AVAILABLE AND APPLICABLE FEE

With respect to Account invested in the Funds, ING shall receive the compensation described below.  Such fee shall accrue daily and shall be paid to ING quarterly.

Type of Fee:

[a]             Fee payable by PIMS as agent for the Funds for shareholder servicing

[b]            Fee payable by PMFS as agent for the Funds for sub-accounting/record keeping services

[c]             Fee payable by PMFS on behalf of itself or an affiliate for general administration services

TARGET CLASS T SHARES

Fund Name	Shareholder Servicing 12b-1 Fee	Sub-Accounting/Record Keeping Fee	General Administration Fee
Target Intermediate Term Bond Portfolio	___%	___%	___%
Target International Bond Portfolio	___%	___%	___%
Target International Equity Portfolio	___%	___%	___%
Target Large Cap Growth Portfolio	___%	___%	___%
Target Large Cap Value Portfolio	___%	___%	___%
Target Mortgage Backed Securities Portfolio	___%	___%	___%
Target Small Cap Growth Portfolio	___%	___%	___%
Target Small Cap Value Portfolio	___%	___%	___%